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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM  8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     NOVEMBER 17, 1995


                       PARAMETRIC TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                 0-18059                 04-2866152
(State or other jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File number)            Identification No.)


         128 TECHNOLOGY DRIVE
        WALTHAM, MASSACHUSETTS                              02154
(Address of principal executive offices)                    (Zip Code)


Registrants telephone number, including area code:  (617) 398-5000


                          NO CHANGE SINCE LAST REPORT
         (Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANTS
CERTIFYING ACCOUNTANTS

     (a) On November 17, 1995 the Board of Directors of Parametric Technology Corporation (the Registrant) upon recommendation of its Audit Committee approved a change in the Registrants independent accountants from Price Waterhouse LLP to Coopers & Lybrand L.L.P. effective for the fiscal year ending September 30, 1996.

     The following information is provided in response to Item 304(a)(1) of Regulation S-K:

     1. None of the reports of Price Waterhouse LLP on the Registrants financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     2. In connection with its audits for the two most recent fiscal years and through November 20, 1995, there were no disagreements with Price Waterhouse LLP of the type required to be disclosed by Item 304(a)(1)(iv).

     The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 22, 1995, stating that firms agreement with items 1. and 2. above is filed as
Exhibit 16.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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     16.1 Letter from Price Waterhouse LLP to Registrant

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Parametric Technology Corporation



November 22, 1995                      By: /S/ Edwin J.  Gillis
                                           ------------------------------------
                                           Senior Vice President of Finance and
                                           Administration, Chief Financial
                                           Officer and Treasurer

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